Filed Pursuant to Rule 497(e)
1933 Act File No. 333-141421
1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

March 25, 2008

Supplement to the Prospectus
dated March 10, 2008

JPMorgan Chase Agrees to Acquire Bear Stearns

JPMorgan Chase & Co. (“JPMC”) announced on March 16, 2008 that it has agreed to acquire The Bear Stearns Companies Inc. (“Bear Stearns”). Bear Stearns Asset Management Inc. (“BSAM”), a Bear Stearns subsidiary, serves as investment adviser to the Bear Stearns Current Yield Fund (the “Fund”). The acquisition is subject to approval by the Bear Stearns shareholders. There is no assurance, however, that the Bear Stearns shareholders will approve the acquisition or that the acquisition will be completed.

The Fund and the Bear Stearns Active ETF Trust (the “Trust”) are not subsidiaries of Bear Stearns or BSAM. Under the merger agreement between JPMC and Bear Stearns and subject to certain conditions, JPMC is entitled to oversee the business, operations and management of BSAM in the reasonable discretion of JPMC. Because these circumstances may be deemed to be a change of control of BSAM, the Fund has entered into a new Investment Advisory Agreement with BSAM, identical in all material respects to the Investment Advisory Agreement described in the Prospectus except that the effective date for the new agreement is March 24, 2008 and the termination date for the new agreement is March 23, 2010.

As in the case of exchange-traded funds generally, and in these unusual circumstances especially, there is no assurance that active, deep, primary and secondary markets for the Bear Stearns Current Yield Shares will develop and be maintained.

CUSIP of Bear Stearns Current Yield Fund

The CUSIP of the Fund is corrected to read: 073862 104

The date of this Supplement is March 25, 2008.

Please retain this Supplement for future reference.